HSBC FUNDS
HSBC Frontier Markets Fund
(the “Fund”)

Supplement dated March 30, 2017
to the Prospectus dated February 28, 2017

Effective March 30, 2017, the Fund will resume accepting orders to purchase shares from new investors.

Accordingly, the third, fourth and fifth paragraphs in the “Purchasing and Selling Your Shares” section of the HSBC Frontier Markets Fund’s summary section on page 33 of the Prospectus are deleted in their entirety.

In addition, the eighth, ninth, tenth and eleventh paragraphs in the “Purchasing and Adding to Your Shares” section on pages 90-91 of the Prospectus are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE